                                     EIGHTH
                      AMENDMENT TO EMPLOYMENT AGREEMENT
                      ---------------------------------

         JOEL F. GEMUNDER of Cincinnati, Ohio ("Employee"), and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Cincinnati, Ohio (the "Company"), hereby agree as follows:

         1.   Recitals
              --------

         (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates.

         (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. were transferred to the Company effective December 31, 1988, including an Employment Agreement between Omnicare, Inc. and Employee dated August 4, 1988 (the "Employment Agreement").

         (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on December 31, 1988, May 23, 1989, May 22, 1990, May 21, 1991, May 19, 1992, May 17, 1993 and May 16, 1994 (the "Prior
Amendments").

         2.   Amendments
              ----------

         (a) Section 1.2 of the Employment Agreement is amended by deleting the year "1999" from the third line of Section 1.2 and substituting the year "2000" therefor.

         (b) Section 2.1 of the Employment Agreement is amended by deleting "$342,500" from the second line thereof and substituting "$500,000" therefor.

         (c) The amount of unrestricted stock award recognized in lieu of incentive compensation in 1994 is $200,455.

         (d) Section 3.1(b) is hereby deleted and 3.1(c) is renumbered as 3.1(b) reading as follows:

         3.1(b) The termination by the Company of the Employee's employment for Cause pursuant to Section 3.3. The termination by the Company of Employee's employment hereunder for any reason other than those specified in paragraphs (a) and (b) above shall hereinafter be referred to as a termination "Without Cause". Any disability of an Employee shall not be grounds for termination.


         (e)  Section 3.2 is hereby deleted.


         3.   General
              -------

         Except as previously changed by the Prior Amendments and as specifically amended herein, the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of May 15, 1995.


                          OMNICARE MANAGEMENT COMPANY




/s/Joel F. Gemunder               By: /s/Cheryl D. Hodges
-------------------                   -------------------
JOEL F. GEMUNDER

                                     SECOND
                      AMENDMENT TO EMPLOYMENT AGREEMENT
                      ---------------------------------

                 KENNETH W. CHESTERMAN of Cincinnati Ohio ("Employee") and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Cincinnati, Ohio (the "Company"), hereby agree as follows:

                 1.  Recitals
                     --------

                 (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates.

                 (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. were transferred to the Company effective December 31, 1988. The Employment Agreement between Omnicare, Inc. and Employee dated May 17, 1993 (the "Employment Agreement") was transferred pursuant to the Assignment and Assumption Agreement dated May 16, 1994 among the company, Employee and Omnicare, Inc. (the "Assignment and Assumption Agreement").

                 (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on May 16, 1994.

                 2.  Amendments
                     ----------

                 (a) Section 1.2 of the Employment Agreement is hereby amended by deleting the year "1999" from the third line of Section 1.2 and substituting the year "2000" therefor.

                 (b) Section 2.1 of the Employment Agreement is hereby amended by deleting "$176,800" from the second line thereof and substituting $193,300" therefor.

                 (c) The amount of unrestricted stock award recognized in lieu of incentive compensation in 1994 is $89,744.

                 (d) Section 3.1(b) is hereby deleted and 3.1(c) is renumbered as 3.1(b) reading as follows:

                 3.1(b) The termination by the Company of the Employee's employment for Cause pursuant to Section 3.3. The termination by the Company of Employee's employment hereunder for any reason other than those specified in paragraphs (a) and (b) above shall hereinafter be referred to as a termination "Without Cause". Any disability of an Employee shall not be grounds for termination.



                 (e)  Section 3.2 is hereby deleted.


                 3.  General
                     -------

                 Except as specifically amended herein the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions and those of the Assignment and Assumption Agreement.

                 IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of May 15, 1995.


                          OMNICARE MANAGEMENT COMPANY

 /s/Kenneth W. Chesterman                   By:  /s/Joel F.Gemunder
-------------------------                        ------------------
KENNETH W. CHESTERMAN

                                    SECOND
                      AMENDMENT TO EMPLOYMENT AGREEMENT
                      ---------------------------------

                 PATRICK E. KEEFE of Cincinnati Ohio ("Employee") and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Cincinnati, Ohio (the "Company"), hereby agree as follows:

                 1.  Recitals
                     --------

                 (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates.

                 (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. were transferred to the Company effective December 31, 1988. The Employment Agreement between Omnicare, Inc. and Employee dated March 4, 1993 (the "Employment Agreement") was transferred pursuant to the Assignment and Assumption Agreement dated May 16, 1994 among the company, Employee and Omnicare, Inc. (the "Assignment and Assumption Agreement").

                 (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on May 16, 1994.


                 2.  Amendments
                     ----------

                 (a) Section 1.2 of the Employment Agreement is hereby amended by deleting the year "1999" from the third line of Section 1.2 and substituting the year "2000" therefor.

                 (b) Section 2.1 of the Employment Agreement hereby amended by deleting "$120,000" from the second line thereof and substituting "$168,500" thereof.

                 (c) Section 3.1(b) is hereby deleted and 3.1(c) is renumbered as 3.1(b) reading as follows:

                 3.1(b) The termination by the Company of the Employee's employment for Cause pursuant to Section 3.3. The termination by the Company of Employee's employment hereunder for any reason other than those specified in paragraphs (a) and (b) above shall hereinafter be referred to as a termination "Without Cause". Any disability of an Employee shall not be grounds for termination.



                 (e)  Section 3.2 is hereby deleted.

                 3.  General
                     -------

                 Except as specifically amended herein the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions and those of the Assignment and Assumption Agreement.

                 IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of May 15, 1995.


                          OMNICARE MANAGEMENT COMPANY




/s/Patrick E. Keefe                                   By:  /s/Joel F.Gemunder
-------------------                                       -------------------
PATRICK E. KEEFE

                                    EIGHTH
                      AMENDMENT TO EMPLOYMENT AGREEMENT
                      ---------------------------------

                 CHERYL D. HODGES of Cincinnati, Ohio ("Employee"), and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Cincinnati, Ohio (the "Company"), hereby agree as follows:

                 1.   Recitals
                      --------

                 (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates.

                 (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. were transferred to the Company effective December 31, 1988, including an Employment Agreement between Omnicare, Inc. and Employee dated August 4, 1988 (the "Employment Agreement").

                 (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on December 31, 1988, May 23, 1989, May 22, 1990, May 21, 1991, May 19, 1992, May 17, 1993 and May 16, 1994
(the "Prior Amendments").

                 2.   Amendments
                      ----------

                 (a) Section 1.2 of the Employment Agreement is amended by deleting the year "1999" from the third line of Section 1.2 and substituting the year "2000" therefor.

                 (b) Section 2.1 of the Employment Agreement is amended by deleting "$112,050" from the second line thereof and substituting "$135,000" therefor.

                 (c) The amount of unrestricted stock award recognized in lieu of incentive compensation in 1994 is $49,704.

                 (d) Section 3.1(b) is hereby deleted and 3.1(c) is renumbered as 3.1(b) reading as follows:

                 3.1(b) The termination by the Company of the Employee's employment for Cause pursuant to Section 3.3. The termination by the Company of Employee's employment hereunder for any reason other than those specified in paragraphs (a) and (b) above shall hereinafter be referred to as a termination "Without Cause". Any disability of an Employee shall not be grounds for termination.


                 (e)  Section 3.2 is hereby deleted.


                 3.   General
                      -------

                 Except as previously changed by the Prior Amendments and as specifically amended herein, the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions.

                 IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of May 15, 1995.


                          OMNICARE MANAGEMENT COMPANY



/s/Cheryl D. Hodges                                    By: /s/Joel F.Gemunder
-------------------                                        ------------------
CHERYL D. HODGES